1 | 05/10/2012 WEYERHAEUSER Analyst Meeting | May 10, 2012

2 | 05/10/2012 Kathy McAuley Vice President, Investor Relations

3 | 05/10/2012 FORWARD-LOOKING STATEMENT This presentation contains statements concerning the Company’s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding the assumptions. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on Company operations or financial condition. The Company will not update these forward-looking statements after the date of the presentation. Some forward-looking statements discuss the Company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or a variation of those terms. This presentation contains forward-looking statements regarding the Company’s expectations regarding the Company’s potential to create value over time, increases in harvest rates and values of logs harvested over the next 15 years, improvements in housing market conditions, increased demand for lumber, improved product prices, growth in EBITDA in all segments, growth with key customers, continued decreases in costs and improved operating performance, continued introduction of innovative products, 15 – 20% compound annual growth in home closings over two to four years, homebuilding margins in the 20 to 25% range, cost effective land purchases for our homebuilding operations, growth in demand for fluff, strong performance by our businesses, improving capital structure and Company growth. Major risks, uncertainties and assumptions that affect the Company’s businesses and may cause actual results to differ from these forward-looking statements include, but are not limited to: • general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, strength of the U.S. dollar; • market demand for the Company’s products, which is related to the strength of the various business segments and economic conditions; • performance of the Company’s manufacturing operations, including maintenance requirements; • raw material prices and energy and transportation costs; • successful execution of internal performance plans including restructurings and cost reduction initiatives; • level of competition from domestic and foreign producers; • the effect of weather and the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; • federal tax policies; • the effect of forestry, land use, environmental and other governmental regulations; • legal proceedings; • the effect of timing of retirements and changes in the market price of our common stock on charges for share-based compensation; • changes in accounting principles; • performance of pension fund investments and derivatives; and • the other factors described under “Risk Factors” in the Company’s annual report on Form 10-K. The Company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan and China. It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Canadian dollar, Euro and Yen. Restrictions on international trade or tariffs imposed on imports also may affect the Company.

4 | 05/10/2012 Dan Fulton INTRODUCTION President and Chief Executive Officer

5 | 05/10/2012 WEYERHAEUSER OVERVIEW

6 | 05/10/2012 TOTAL COMPANY RECORDABLE INCIDENT RATE RIR YTD

7 | 05/10/2012 WEYERHAEUSER OVERVIEW

8 | 05/10/2012 THIRD-PARTY AWARDS AND RECOGNITIONS Most Admired Companies FORTUNE Magazine, 2006–2012 World’s Most Ethical Companies Ethisphere Institute, 2009, 2010, 2012 Top 100 S&P 500 Clean Capitalism Ranking Corporate Knights, 2012 100 Best Corporate Citizens Corporate Responsibility Magazine, 2008– 2012 Joint Sector Leader Forest Footprint Disclosure Project, 2011 Oekom Prime Status Oekom Research, 2011 Dow Jones Sustainability Index, World Sustainable Asset Management and Dow Jones Indexes, 2005/06–2011/12 Bronze Class Distinction, The Sustainability Yearbook Sustainable Asset Management 2011– 2012 FTSE4Good Index Series FTSE Group, 2005–2008, 2011–2012 Maplecroft Climate Innovation Indexes Cycles 1 (Leader), 2, and 3 ECPI Global Equity Indices Developed Ethical+Equity, Ethical Global Equity, Global ESG Alpha Equity, and Global Alpha 40 Equity

9 | 05/10/2012 WEYERHAEUSER OVERVIEW

10 | 05/10/2012 HOUSING RECOVERY BEGINNING • Current level of starts remains well below historic levels – gradual pace of improvement • Housing will return to long-term trend levels 0.0 0.5 1.0 1.5 2.0 2.5 1995 1997 1999 2001 2003 2005 2007 2009 2011 U.S. Total Housing Starts Million Units Annual AMDHO09B Source: Census, Harvard Joint Center 2015-2020 1.9 1.6 JCHS Trend U.S. Total Housing Starts

11 | 05/10/2012 U.S. HOUSING FORECASTS *Estimate based on forecast of total starts U.S. Housing Starts Forecasts 2012 2013 Single Multi Total Single Multi Total John Burns (04/12) 498 235 733 615 304 919 RISI (03/12) 460 220 680 500 300 800 Global Insight (03/12) 511* 229 740 680* 310 990 Moody’s (04/12) 503 293 796 695 378 1,073 Weyerhaeuser Forecast for 2012 Housing Starts: 720,000

12 | 05/10/2012 TOM GIDEON: Timberlands LARRY BURROWS: Wood Products PETER ORSER: Real Estate (WRECO) SHAKER CHANDRASEKARAN: Cellulose Fibers PATTY BEDIENT: Financial Progress and Capital Allocation DAN FULTON: Conclusion and Q&A AGENDA

13 | 05/10/2012 Tom Gideon Executive Vice President, Timberlands TIMBERLANDS

14 | 05/10/2012 COMPETITIVE ADVANTAGES • World-class timber holdings • Strong presence in international markets • Long-standing customer relationships • Innovative silviculture – Prioritization of sawlogs – Increasing harvest volume and value • Operational excellence at scale

15 | 05/10/2012 TIMBERLANDS IN PRODUCTIVE, DIVERSE REGIONS • Nearly two million acres west of the Cascade Range, primarily high-value Douglas fir • Over four million acres in seven states across the U.S. South, primarily loblolly pine • In Uruguay we have over 300,000 acres of loblolly pine and eucalyptus • North America 100% certified to sustainable forestry standards US West US South

16 | 05/10/2012 GROWING TIMBERLANDS EBITDA 76 57 250 193 - 200 400 600 800 1,000 1,200 2012-2015 2016-2020 2021-2025 M ill io n $ Timberlands EBITDA Inflation Price Execution Volume & Mix 2011 Base 1.5%/ year inflation Higher projected prices Improved margin, lower cost Increased harvest • Trends in demand for North American logs support higher projected prices – Domestic – Export • Strong presence in international markets • Increasing harvest • Improving mix • Operational excellence in silviculture and cost management • Additional sources of income (1.5%/year) * A reconciliation to GAAP is set forth on slide 103 *

17 | 05/10/2012 SOURCES OF REVENUE

18 | 05/10/2012 U.S. TREND LOG DEMAND EXCEEDS DOMESTIC SUPPLY • Recovery in U.S. lumber demand follows housing return to trend in 2015–2020 • Canadian lumber imports will not return to prior peaks • Rising lumber / log demand will lead to higher prices 0 10 20 30 40 50 60 70 1976 1985 1995 2005 2011 2015 2020 Offshore Imports Canadian Imports U.S. Production U.S. Lumber Consumption Billion Board Feet Forecast* Source: WWPA, AF&PA ,* RISI

19 | 05/10/2012 CANADA: DIMINISHING SHARE OF U.S. MARKET • Canadian lumber available to U.S. lower due to mountain pine beetle and growth in offshore exports Source: International Wood Markets, RISI Billion Board Feet 2005 2010 2015 2020 Canadian Lumber Production 35 24 29 28 Domestic Consumption (11) (11) (11.5) (12) Offshore Exports (2.5) (4) (5.5) (6) Available for U.S. 21.5 9 12 10 U.S. Demand 64 32.5 48 50 Canadian Share of U.S. 34% 28% 25% 20% Positive Trend for Our Timberlands Business

20 | 05/10/2012 UNIQUELY ADVANTAGED TO SERVE INTERNATIONAL MARKETS • Strategically located timberlands • Well-developed infrastructure and sales relationships • 22% of timberlands revenue from export log sales – Japan is a premium market for Weyerhaeuser logs – Pursuing other international log market opportunities Japan 68% China 25% Korea 7% 2011 Export Log Revenues

21 | 05/10/2012 SOURCING LARGEST SAWMILLS IN JAPAN • Our largest export market • Leveraging supply chain efficiencies – Unique infrastructure – One-port loading and discharge – Approximately one ship per week • Direct sales relationship with largest customer

22 | 05/10/2012 LOG SALES TO CHINA • Sell directly to a mix of customer types – primarily larger wholesalers and sawmill owners • Focus on specific customers (well-funded, strong market presence, likely long-term success) • Reputation is a Weyerhaeuser strength – Preferred North American log supplier – Most consistent supply and accuracy – Fair and reliable – Flexibility in meeting customer needs

23 | 05/10/2012 Sustainability SILVICULTURE ENABLES VALUE-OPTIMIZED ROTATION • Silviculture focus on growing high-value sawtimber as quickly as possible US WEST US SOUTH URUGUAY Financial Optimization Site Preparation, Fertilizer, Thinning and Pruning Seedlings Genetics Stand Management Final Harvest

24 | 05/10/2012 SEEDLINGS • Our loblolly pine and Douglas fir have been through more cycles of improvement than competitor seedlings – More volume growth – Superior solid wood characteristics – Well adapted • Flexibility to mix / match traits – Stem straightness – Disease resistance

25 | 05/10/2012 VOLUME GROWTH IMPROVEMENT • Weyerhaeuser has dramatically improved sawlog growth over time – Overall we produce a richer mix faster • Industry leader in tree breeding and orchard / nursery management • Timberlands managed using sophisticated blend of silviculture and technology 0 50 100 150 200 250 1950's to 1960's 1970's to 1980's 1990's to 2005's 2005 and beyond Vo lum e / Ac re / Y ea r In de x West Planting Date 0 5 100 150 200 250 1950's to 1960's 1970's to 1980's 1990's to 2005's 2005 and beyond Vo lum e / A cr e / Ye ar In de x South Planting Date Planting Date

26 | 05/10/2012 HIGH-VALUE GRADE LOGS • Weyerhaeuser’s timber resource and tree-growing strategy enables a high proportion of high-value grade logs – improving over time % SAWTIMBER GRADE LOGS NOW 2020+ South 60% 65–70% West 93% Steady International 30% 40–50%

27 | 05/10/2012 VALUE OF SAWTIMBER GRADE LOGS IS HIGHER • Sawtimber logs consistently trade at a higher price than chip-n-saw and pulpwood 10 20 30 40 50 60 2005 2006 2007 2008 2009 2010 2011 2012 2013 Delivered Southern Average Prices $/ Green Ton Delivered Quarterly Source: Timber Mart-South, Wood Biomass Market Report Pulpwood Sawtimber Chip-N-Saw

28 | 05/10/2012 WEYERHAEUSER HARVEST EXPECTED TO INCREASE IN ALL GEOGRAPHIES 10 15 20 25 2012-15 2016-20 2021-25 2026-30 An nu al H ar ve st (M ill io n Cu bi c M et er s) Weyerhaeuser Global Fee Harvest Volume International US

29 | 05/10/2012 OPERATIONAL EXCELLENCE AT SCALE • Harvesting • Merchandising • Hauling / dispatch trucking Scale, Infrastructure and Logistics Provide Cost Advantages

30 | 05/10/2012 ADDITIONAL VALUE STREAMS • Oil and gas – ~$40 million revenue and 1,000 wells in 2011 • Minerals and aggregates – ~$10 million revenue and 35 mines in 2011 • Recreational – Hunting leases (on nearly 90% of U.S. South ownership) • Renewable energy / biomass – Catchlight Energy (agreement with KiOR) – Wind – Geothermal • Weyerhaeuser Solutions

31 | 05/10/2012 CONCLUSION • World-class timber holdings • Favorable trends in demand support higher projected prices • Strong presence in international markets • Long-standing customer relationships • Innovative silviculture – Prioritization of sawlogs – Increasing harvest volume and value • Operational excellence at scale Positioned for Growth in EBITDA and Asset Value

32 | 05/10/2012 Larry Burrows Senior Vice President, Wood Products WOOD PRODUCTS

33 | 05/10/2012 RETURNING TO PROFITABILITY • Second quarter outlook is breakeven EBIT, approximately $30 million EBITDA • Assuming current volumes and prices for the remainder of the year, we would generate approximately $100 million EBITDA in 2012 • Significant future upside potential through: – Executing business improvement initiatives – Improving U.S. housing market

34 | 05/10/2012 WOOD PRODUCTS INITIATIVES • Deepen and broaden customer base and market reach • Innovate with new products • Improve operating performance and reduce costs Focused on All Aspects of Our P&L

35 | 05/10/2012 WOOD PRODUCTS BUSINESS MODEL • Operating four businesses under Weyerhaeuser and TrusJoist® brands – Lumber • 18 manufacturing mills – 4.5 Billion Board Feet Capacity – OSB • 6 manufacturing mills – 3.0 Billion Square Feet Capacity – Engineered Lumber Business • 10 manufacturing mills » TJI® – 380 Million Lineal Feet Capacity » Solid Section – 33 Million Cubic Feet Capacity – Distribution • 22 distribution centers Businesses Have Scale, Product Diversity and Broad Market Reach

36 | 05/10/2012 2011 SALES: $2.3 BILLION Export 6% Broad Market Reach Non-Residential / Other 26 % Residential 68% Diverse Product Mix

37 | 05/10/2012 LUMBER: SCALE, PRODUCT DIVERSITY AND MARKET REACH Grande Prairie Drayton Valley Princeton Raymond Longview Santiam Cottage Grove SPF EXPORT SPRUCE-PINE-FIR DOUGLAS-FIR GREEN HEM-FIR DOUGLAS-FIR KILN DRIED SOUTHERN YELLOW PINE DOUG-FIR GREEN & KILN DRIED Idabel Dierks Dodson Holden McComb Millport Bruce Philadelphia Greenville Plymouth New Bern DRY HFIR & DFIR EXPORT

38 | 05/10/2012 CANADA: DIMINISHING SHARE OF U.S. MARKET • Canadian lumber available to U.S. lower due to mountain pine beetle and growth in offshore exports Source: International Wood Markets, RISI Billion Board Feet 2005 2010 2015 2020 Canadian Lumber Production 35 24 29 28 Domestic Consumption (11) (11) (11.5) (12) Offshore Exports (2.5) (4) (5.5) (6) Available for U.S. 21.5 9 12 10 U.S. Demand 64 32.5 48 50 Canadian Share of U.S. 34% 28% 25% 20% Positive Trend for Our Lumber Business

39 | 05/10/2012 OSB: SCALE, PRODUCT DIVERSITY AND MARKET REACH Grayling Arcadia Sutton Elkin Edson Hudson Bay EXPORT • Edge Gold® Flooring • Edge® Sheathing • Webstock • Radiant Barrier Sheathing • Stair treads

ENGINEERED WOOD: SCALE, PRODUCT DIVERSITY AND MARKET REACH


EXPORT
Vancouver
(Parallam mill)
EXPORT
Kenora
(TimberStrand mill)
Foster
EXPORT
Eugene
(Microllam/TJI mill)
Buckhannon
(Microllam/
Parallam mill)
Emerson
Colbert – (Parallam mill)
Evergreen – (Microllam/TJI mill)
Zwolle
Natchitoches
(Microllam/TJI mill)
ELP Mills
Veneer Supply
Curtailed/Future Capacity

- TJI® Joists
- Solid Section
  - Microllam®
  - Parallam®
  - TimberStrand®

40 | 05/10/2012

41 | 05/10/2012 DISTRIBUTION: SCALE, PRODUCT DIVERSITY AND MARKET REACH Salt Lake City Boise Tacoma Eugene Stockton Fresno Santa Clarita Fontana Phoenix Henderson St. Paul Naperville Dallas Houston Gulfport Easton Murrysville Baltimore Richmond Concord Atlanta Jacksonville

42 | 05/10/2012 GROWING WITH EXISTING CUSTOMERS

43 | 05/10/2012 SECURING NEW CUSTOMERS – ENTERING NEW MARKETS

44 | 05/10/2012 INNOVATING WITH NEW PRODUCTS • Commercialize quickly • Value-add products – Framer SeriesTM Lumber – Edge Gold with Down PoreTM drainage grooves – TJI® Joists with Flak JacketTM fire protection

45 | 05/10/2012 IMPROVED OPERATING PERFORMANCE • Mills running at higher utilization rates • 2011 cost reductions, compared to 2010 – 5–9% for lumber, OSB and TJI® per unit manufacturing – 23% in SG&A 2012 2010 2011 Stated Capacity Utilization Rate Lumber 4.5 BBF 63% 79% OSB 3.0 BSF 49% 71% TJI® 380 MMLF* 35% 32% Solid Section 33 MMCF** 32% 41% * Includes one indefinitely curtailed facility ** Includes two indefinitely curtailed facilities

46 | 05/10/2012 EXECUTING OUR INITIATIVES • Deepening and broadening customer base and market reach • Introducing new products and innovations • Improving operating performance and reducing costs Improving in Today’s Market – Well Positioned for the Housing Recovery

47 | 05/10/2012 Peter Orser REAL ESTATE President, Weyerhaeuser Real Estate Company (WRECO)

48 | 05/10/2012 WRECO COMPETITIVE ADVANTAGES • Seasoned leadership with homebuilding and land developer expertise • Unique brands with local value propositions • Desirable markets with long-term positive growth trends • Scale and operational excellence • Industry-leading customer satisfaction and margins Profitable Today and Positioned for the Housing Recovery

49 | 05/10/2012 OVERVIEW • Top 20 builder of single-family homes • Operate in select markets with positive long-term trends

50 | 05/10/2012 AREAS OF FOCUS • Control the controllables • Distinguish through innovative products and services • Reposition land portfolio • Leverage the homebuilding platforms in existing markets

51 | 05/10/2012 PROFITABLE ON LOW VOLUME IN 2011 -22,000 -19,000 -16,000 -13,000 -10,000 -7,000 -4,000 -1,000 2,000 5,000 8,000 11,000 14,000 17,000 -$300 -$200 -$100 $0 $100 $200 Singl e -F a m ily C lo si n g s P re -T a x Income (Los s) in M illi o n s WRECO Compared to 14 Publicly Traded Homebuilders Fiscal 2011 Pre-Tax Income Single-Family Closings Source: SEC filings

52 | 05/10/2012 DISCIPLINED PRODUCTION PROCESSES • Cost-effective new product designs • National contract leverage • Subcontractor relationships, quality control and supervision • Cycle time focus – Production – Product development

53 | 05/10/2012 REDUCING SG&A EXPENSES • SG&A and production capacity aligned with local market conditions • Well-positioned to leverage SG&A framework at higher sales volumes SG&A / Headcount A ve ra g e H e a dcoun t SG&A D o ll a rs in M illi o n s

54 | 05/10/2012 PRODUCT INNOVATION PUGET SOUND • Homes offered from $280,000 to $400,000 (compared to median new home price in Seattle of $335,000) • Customized structural options available in home sizes ranging from 1,700 to 3,400 square feet • Infill community located close to arterials and employment centers • Averaging six sales per month (since opening for sale in February)

55 | 05/10/2012 PRODUCT INNOVATION LAS VEGAS • Homes offered from $360,000 to $410,000 (compared to median new home price of $185,000) • Square footage range: 3,000 to 4,100 • Lots scaled to accommodate 4-bay garages and detached casitas as options • Averaging seven sales per month (since opening in February)

56 | 05/10/2012 PRODUCT INNOVATION • “Living Smart” package includes value-oriented sustainable features and components • Pioneered and refined at Pardee Homes • “Living Smart” brand now adopted across WRECO

57 | 05/10/2012 EMBRACING THE CUSTOMER Source: Woodland-O’Brien Willingness to Refer Well Above Industry Average

58 | 05/10/2012 EMBRACING THE CUSTOMER Note: Cancellation rate calculated as contracts cancelled divided by total contracts

59 | 05/10/2012 SERVICE INNOVATION • Smart Move Advantage – Qualifying buyers receive rent for three years on existing home • Mortgage payment protection – Job loss insurance for six months if buyer is involuntarily unemployed within 24 months of closing • Credit repair – Credit counseling for mortgage qualification • Access to on-site mortgage providers • Extended warranty coverage – Up to two years of “bumper-to-bumper” coverage

60 | 05/10/2012 HOMEBUILDER AND LAND DEVELOPER • Land entitlement and development skills enhance homebuilding margins • Selling land to builders and developers is a long-held core strategy • Relatively stable revenue driver over the last several years – Cross Creek transaction unusual in size 5% 6% 7% 8% 9% 10% $0 $25 $50 $75 $100 $125 2008 2009 2010 2011 P e rc e n t o f To ta l R e ve n u e D o ll a rs in M il li o n s Land Sales Revenue Land Sale Revenue Percent of Total Revenue

61 | 05/10/2012 0.5 1.5 2.5 3.5 2011Q1 2012Q1 Sales Per Community Per Month Source: SEC filings LEVERAGING THE PLATFORM +32% Outstanding Sales Efficiency

62 | 05/10/2012 MIX IMPACT TO MARGINS • Influences – Market: state, submarket, community – Product – Form of land purchase (e.g. raw land entitled, option) – Detached / attached mix – Affordable units • Margin Outlook: 20–25% – Modest price increases in most active submarkets – Volume growth will reduce volatility – Entitlement breakthroughs (e.g. San Diego, Washington, D.C.) Single-Family Margins

63 | 05/10/2012 SUMMARY • Control the controllables • Differentiate through innovative products and services • Reposition land portfolio • Leverage the homebuilding platforms Profitable Today and Positioned for the Housing Recovery

64 | 05/10/2012 Shaker Chandrasekaran CELLULOSE FIBERS Senior Vice President, Cellulose Fibers

65 | 05/10/2012 CONCENTRATING ON OUR STRENGTHS • Focused on value-added grades • Nurturing global partnerships with key customers • Selling direct through global sales team • Innovating for higher margins • Operational excellence • Strategically located manufacturing sites Focused on Disciplined Execution

66 | 05/10/2012 HOW OUR PRODUCTS ARE USED • Fluff – 42% of sales – Diapers and personal care products • Specialty (Crosslink, Pearl®) – 19% of sales – Textiles, nonwovens, and industrial applications • Pulp for Premium Towel and Tissue – 22% of sales • Liquid Packaging Board – 17% of sales – Dairy, juice and premium beverage containers

67 | 05/10/2012 FOCUSED ON VALUE-ADDED GRADES Global Market Size $$$ 18 5 5 5 0 5 10 15 20 25 30 35 $ V al u e per To n Papergrade Towel & Tissue Fluff Dissolving Wood Pulp MM Tons Pearl® (launched in 2011) Crosslink 24% of global share 10% of global share Not our focus WY Market Share

68 | 05/10/2012 FLUFF DEMAND GROWTH RATE FORECAST Source: WY estimates Emerging Markets Leading Growth Projected global growth

69 | 05/10/2012 GLOBALLY DISTRIBUTED PRODUCTS 2011 Revenues – $2.1 Billion * EMEA = Eastern Europe, Middle East and Africa Growing With Customers – Growing Globally • 60% of revenues from outside North America • Export to over 60 countries • 15% of revenues from China • Strategic relationships • Focus on fluff and specialty • Multilingual global sales

70 | 05/10/2012 LIQUID PACKAGING BOARD POSITIONED TO GROW • 84% of revenue from outside North America • Export to six countries • Over 40 years in Japan • Growing global demand • Growing in Pacific Rim 2011 Revenues $440 Million Leader in Japan

71 | 05/10/2012 INNOVATION STRATEGY • Introduced “next generation” crosslink fibers • Developing “next generation” Pearl® • Developing proprietary fibers for specialty applications • Delivering innovative liquid packaging board solutions Innovate with Targeted Customers

72 | 05/10/2012 • Crosslink fibers enhance the absorbent characteristic of fluff pulp – Developed and patented by Weyerhaeuser – Requires high-quality Weyerhaeuser fluff pulp – Closely aligned with customer requirements and demand • Strong long-term demand – Meets need for thinner diapers in emerging markets • Commands margins above average fluff price • Crosslink produced at Modified Fiber plants – Current capacity: 210,000 ADMT / year – 277,000 ADMT / year after Poland startup – Future capacity sold out CROSSLINK: GROWING WITH KEY GLOBAL CUSTOMERS

73 | 05/10/2012 PEARL®: VALUE-ADDED PRODUCTS • Pearl® – dissolving wood pulp extender – Cost-effective substitute for dissolving wood pulp – Successful launch last year – Product is produced at our existing pulp mill – 2011 sales volume of 64,000 tons – Took advantage of spike in dissolving wood pulp market – Currently used in viscose staple fiber manufacturing for textiles – Building strategic sales to China – 60% of the world’s viscose fibers are produced in China – Global viscose market projected to grow at 9% annually (2012–15) INNOVATING FOR HIGHER MARGIN

74 | 05/10/2012 OPERATIONAL EXCELLENCE • World-Class Industry Efficiency – Maximize uptime and prime quality • Competitive cash manufacturing cost position • Moving mill maintenance outages from 12 to 18 months – Making progress to ensure compliance with boiler inspection requirements – Cost savings potential – $24 million per year – Production increase estimate – 21,000 tons per year Prudent Capital and Non-Capital Solutions

75 | 05/10/2012 OPERATIONAL EXCELLENCE • Reduced cash manufacturing cost • All mills now in 1st and 2nd quartile • Reduced energy cost by 39% since 2008 • Increased fluff production by 8% • Executing high-return capital projects Disciplined Execution Cash Manufacturing Cost

76 | 05/10/2012 CONSISTENT FINANCIAL PERFORMANCE • Achieved record earnings in 2010 and 2011 • Delivered nearly $600 million EBITDA in 2011* • Generating strong cash flow in 2012 despite softer market conditions * A reconciliation to GAAP is set forth on slide 103

77 | 05/10/2012 STRATEGICALLY LOCATED MANUFACTURING FACILITIES GRANDE PRAIRIE, AB NEW BERN FLINT RIVER COLUMBUS LONGVIEW PORT WENTWORTH FEDERAL WAY GDANSK, POLAND Pulp Mills Liquid Packaging Board Corporate Headquarters Converting Facilities Production 2011 Pulp (M ADMT) 1,769 Liquid Packaging Board (M TONS) 307

78 | 05/10/2012 JOURNEY TO EXCELLENCE CONTINUES • Executing our dual strategy: – Innovating for higher margins – Operational excellence • Prudently investing capital • Strengthening relationships with key global customers

79 | 05/10/2012 Patty Bedient FINANCIAL PROGRESS AND CAPITAL ALLOCATION Executive Vice President and Chief Financial Officer

80 | 05/10/2012 WEYERHAEUSER STRUCTURE Weyerhaeuser Company Timberlands (REIT) Taxable REIT Subsidiary Non-REIT Timber Business Wood Products Weyerhaeuser Real Estate Company (WRECO) Cellulose Fibers Over 6 million acres of timberlands Specialty Absorbent Pulp Single-Family Homebuilding Land Development Minerals and other non-qualifying activities Lumber, OSB, Engineered Wood Products, Distribution

81 | 05/10/2012 BENEFITS OF REIT STRUCTURE • Significant cash flow benefits from lower overall tax burden – No taxes on qualified timberland earnings – Eventual elimination of tax on the sale of timberlands (built in gains) • REIT rules are manageable • Aligned with timberlands-focused strategy – Enhances ability to grow timberland earnings – Able to maintain current non-timber businesses without additional adjustments

82 | 05/10/2012 COMPANYWIDE FOCUS AREAS • Growing our revenue • Managing costs • Disciplined use of capital

83 | 05/10/2012 GROWING OUR SALES IN GLOBAL MARKETS $1,210 $1,593 $1,806 % of Total Revenue 24% 27% 29% South America / Other

84 | 05/10/2012 RELENTLESS FOCUS ON SG&A COSTS SG&A Expense from Continuing Operations (excluding Pension & OPEB) Reduced SG&A by Nearly $200 Million While Growing Revenue by ~$1.1 Billion, or 23% *A reconciliation to GAAP is set forth on slide 104 *

85 | 05/10/2012 SG&A HEADCOUNT REDUCTION SG&A Headcount as of 12/31 Reduced Headcount by 45%

86 | 05/10/2012 LOOKING FORWARD: GROWING EBITDA • Operational excellence – Disciplined cost management – Business scale creates leverage • Continued innovation – “Next generation” products – Differentiated services • Increasing demand – Economic recovery drives improvement in U.S. housing – Growth from emerging markets Increasing Cash Flow

87 | 05/10/2012 PRIORITIES FOR CAPITAL ALLOCATION • Returning cash to shareholders • Improving capital structure – Strong liquidity and reducing interest expense – Managing retirement liabilities • Investing in our businesses – Disciplined capital expenditures – Growth opportunities

88 | 05/10/2012 DIVIDEND PAYOUT POLICY • Targeting a dividend payout ratio of 75% of Funds Available for Distribution (FAD) over cycle – FAD defined as cash flow before debt repayment and dividends – Will consider repurchasing shares • Current quarterly dividend of 15 cents per share, or 60 cents per share on annualized basis – 2012 dividend payout ratio will likely exceed 75% of FAD, given current outlook A Sustainable Dividend That We Expect to Grow Over Time

89 | 05/10/2012 STRONG LIQUIDITY AND DEBT REDUCTION • Cash balance as of 12/31/2011: $953 million • 4-year, $1 billion credit facility – no outstanding borrowings Strong Capital Structure Supports Sustainability of Dividend $ millions 2012 2013 2014 2015 2016 2017 Total Debt Beginning of Year $4,478 $4,290 $3,881 $3,866 $3,866 $3,866 Maturities (188) (409) (15) 0 0 (281) End of Year $4,290 $3,881 $3,866 $3,866 $3,866 $3,585

90 | 05/10/2012 MANAGING RETIREMENT LIABILITIES • Low discount rate adversely affects funded status – A 1% increase to discount rate in U.S. Qualified Pension Plan increases funded status by over $500 million – 2011 discount rate of 4.5%, down from 5.4% in 2010 • After 2013, required cash contributions expected to decrease significantly • Reducing future liabilities – No new entrants to U.S. salaried retiree medical plans after July 1, 2012

91 | 05/10/2012 DISCIPLINED USE OF CAPITAL $218 $238 $290 % of Depreciation 41% 47% 50% 62% $232 Estimated CapEx: Depreciation

92 | 05/10/2012 GROWTH OPPORTUNITIES • Priority is timberland acquisition • Focus on cash flow generation • Creating shareholder value

93 | 05/10/2012 Dan Fulton CONCLUSION / Q&A President and Chief Executive Officer

94 | 05/10/2012 REASONS TO OWN WEYERHAEUSER • The most attractive, sustainably managed timberlands in the world • Leader in adding and extracting value from timberlands • All businesses have the size and scale to compete and generate cash and returns – Positioned to benefit from the recovery in housing – Growing global sales • Committed to a sustainable dividend that we expect to grow over time Focused on Creating Value for Shareholders

95 | 05/10/2012 BIOGRAPHIES

96 | 05/10/2012 DAN FULTON Dan Fulton was elected chief executive officer and a member of the board of directors in April 2008. He remains as president of Weyerhaeuser Company, a position he assumed in January 2008. From May 2001 until March 2008 he was president and chief executive officer of Weyerhaeuser Real Estate Company, a wholly owned subsidiary of Weyerhaeuser Company. In January 2004 he was named to Weyerhaeuser Company’s senior management team. Fulton joined Weyerhaeuser’s investment evaluation department in 1976. He transferred to Weyerhaeuser Real Estate Company (WRECO) in 1978. In 1979 Dan transferred to WRECO’s Weyerhaeuser Venture Company where he held a series of investment management roles. From 1987–1988 Dan served as the chief executive officer of Cornerstone Columbia Development Company. In 1988 he returned to Weyerhaeuser Venture Company and its affiliate Weyerhaeuser Realty Investors. Dan served in various management and investment positions before becoming president and chief executive officer of Weyerhaeuser Realty Investors and Weyerhaeuser Venture Company from 1998– 2000. Before joining Weyerhaeuser, he served as an officer in the U.S. Navy Supply Corps. Fulton graduated with a bachelor of arts degree in economics from Miami University (Ohio) in 1970. He received a master of business administration degree in finance from the University of Washington in 1976, and he completed the Stanford University Executive Program in 2001. Fulton currently serves on numerous national boards, including the Business Roundtable (BRT), National Alliance of Forest Owners (NAFO), and Sustainable Forestry Initiative (SFI). He also is a member of the Washington State Roundtable. Fulton serves as chair of United Way of King County, and chair of the Policy Advisory Board of the Joint Center of Housing at Harvard University.

97 | 05/10/2012 PATTY BEDIENT Patty Bedient was named Executive Vice President and Chief Financial Officer in April 2007. She became senior vice president of Finance and Strategic Planning in February 2006 and from February 2003 to 2006 she served as vice president of Strategic Planning. Prior to joining the company, Patty was with Arthur Andersen LLP for 27 years, where she served a number of clients in the forest products, manufacturing, distribution and educational service industries. She began her career with Arthur Andersen in Portland, Oregon, becoming a partner in 1987. In 1993 she transferred to the Boise, Idaho, office. From 1999-2002 she served as the managing partner for the Seattle office and as the partner in charge of the firm's forest products practice. Bedient attended Oregon State University where she received a bachelor of science degree in Business Administration, with a concentration in accounting and finance. Patty is a certified public accountant and is a member of the American Institute of CPAs and the Washington Society of CPAs. She currently serves on the board of directors of Alaska Air Group, the Oregon State University Foundation board of trustees, the advisory board for the University of Washington School of Business, and the San Francisco regional advisory board for FM Global. She has served on the boards of the World Forestry Center, the Forest History Society, and the Forest Research Lab advisory committee, Oregon State University. She has also served as past president, City Club of Portland; past chair, board of regents, St. Mary's Academy of Portland; past vice chair, Boise Chamber of Commerce; and past treasurer for both United Way of Ada County, Idaho, and Alliance for Education in Seattle.

98 | 05/10/2012 TOM GIDEON Tom Gideon was named executive vice president, Timberlands, in October 2010. He had been executive vice president, Forest Products, since July 2008. Gideon became senior vice president of Containerboard Packaging and Recycling in March 2007. From 2005 to 2007 he held the position of senior vice president, Timberlands. Gideon joined Weyerhaeuser in 1978, working at NORPAC as an employee representative for the SW Washington region. He held several labor relations and human resources positions, becoming the human resources, and then sales manager, at the Elkin, N.C., Structurwood facility. He held several human resources jobs in Wood Products before moving into Western Timberlands in 1996. In 1998 Gideon assumed the role of director of sales and marketing for Western Timberlands. From 2003 to 2005 he held the position of vice president for Western Timberlands where he was responsible for managing approximately 2.2 million acres of certified managed forests in Oregon and Washington. Gideon graduated in 1974 with a bachelor of arts degree in business administration from the University of Washington. In 1978 he received an MBA in Labor Relations and a Juris Doctor, Law, also from the University of Washington. He has served on several special assignments and projects, including the Labor Principles team (1994-1995); the team leader for the Western Timberlands Design and Implementation Team (1996); the Western Labor Council Chairman (1996 through 2004); Western Wood Products and Timberlands team leader for the Willamette integration; and as the team lead for the Support Alignment Human Resources effort. He has been a recipient of the President's Award (1994). Gideon is a member of the Washington State Bar Association and a former board member of the Oregon Forest Industry Council.

99 | 05/10/2012 LARRY BURROWS Lawrence Burrows was appointed senior vice president, Residential Wood Products, in October 2010. He had been president and CEO of Weyerhaeuser Real Estate Company (WRECO) since March 2008. Previously he was president of Winchester Homes Inc., Weyerhaeuser’s homebuilding operation in the Washington, D.C. area. Prior to joining Weyerhaeuser in 1989, Burrows held a variety of real estate consulting and development positions with Gladstone Associates, Oliver T. Carr Company, Mason- Hirst, and Dickinson-Heffner, before becoming president of Winchester Homes in 2003. Larry graduated from Rutgers University (1974) with a B.A. in Urban Studies, and received a master’s degree in Urban Planning from the University of Pennsylvania (1976). He completed the Wharton Business School Advanced Management Program in 2000. Burrows is currently a board member of Habitat for Humanity Seattle / South King County. He is a past board member of Northern Virginia HomeAid, and chaired the Volume Builder’s Council for the Maryland National Capital Building Industry Association.

100 | 05/10/2012 PETER ORSER Peter Orser was appointed president and CEO of Weyerhaeuser Real Estate Company (WRECO) in October 2010. He oversees five real estate companies and the company’s builder financing operation. Previously he was president of Quadrant Corporation, Weyerhaeuser’s homebuilding operation in the Puget Sound region of Washington. Orser joined Quadrant Homes in 1987, assuming leadership in 2003. He has been involved in every major element of Quadrant’s diverse real estate businesses. Over the last 10 years, Peter has led a reengineering of the Home Building operation, bringing Quadrant to prominence as Washington’s largest home builder. Peter attended the University of Puget Sound where he earned a Bachelor of Science degree in natural science. He earned his master’s degree from the University of Washington in urban planning. He is currently Chairman of Forterra, a regional land conservation organization, a board member and member of the Executive Committee for the Seattle Chamber of Commerce, and a member of the board and Executive Committee for the University of Washington Runstad Real Estate Center. He served as President of the King and Snohomish County Master Builders Association in 2004. He also served five years as the Mercer Island planning commissioner and was elected to a four-year term on the city council in 1994.

101 | 05/10/2012 SHAKER CHANDRASEKARAN Shaker Chandrasekaran was appointed senior vice president, Cellulose Fibers business in December 2006. He assumed additional responsibilities for Liquid Packaging Board and Newsprint businesses in June 2007, and in 2009, Westwood Shipping and Weyerhaeuser Engineering Services were added to his portfolio. Previous to these roles, Shaker served as the mill manager and vice president at Weyerhaeuser’s Kingsport, Tenn., paper mill and the Kamloops, B.C., cellulose fibers mill and more recently vice president Manufacturing, Cellulose Fibers. A 39-year veteran of the pulp and paper industry, Chandrasekaran started his career in India, and then migrated to the U.S. in 1980. After graduate education, he joined Container Corporation of America and then worked for Mead, and later Willamette Industries, which was acquired by Weyerhaeuser in 2002. Shaker received a bachelor of science in chemical engineering from the University of Madras, India (1971), and a master of science in paper science and engineering from Miami University, Oxford, Ohio (1982). He has also completed the Stanford University Executive program and other executive management programs at the Wharton Business School and the Darden School of Business at the University of Virginia. Shaker currently serves on the board of trustees for Miami University Paper Science & Engineering Foundation. He is also the Chairman of the Board of NORPAC, a joint venture between Weyerhaeuser Company and Nippon Paper Industries, Japan. Effective January 2010, he was named Weyerhaeuser’s Corporate Safety Champion.

102 | 05/10/2012 APPENDIX APPENDIX

103 | 05/10/2012 RECONCILIATION TO GAAP: EBITDA 1EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. EBITDA , as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. EBITDA should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP. $ millions 2011 Timberlands Cellulose Fibers EBITDA1 $466 $580 Depreciation, Depletion and Amortization (137) (147) Special Items 152 -- Operating Income (GAAP) $481 $433 Interest Income and Other 4 2 Net Contribution to Earnings (GAAP) $485 $435

104 | 05/10/2012 RECONCILIATION TO GAAP: SG&A EXPENSE $ millions 2009 2010 2011 SG&A Expense, Excluding Pension & OPEB $746 $653 $562 Pension & Postretirement Costs (Credits) (65) (3) 39 SG&A Expense (GAAP) $681 $650 $601